U.S. SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                             --------------------

                                  FORM 8-K/A

               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                          THE SECURITIES ACT OF 1934

        Date of Report (Date of earliest event reported):  May 29, 2003
                                                           ------------

                       NEWPORT INTERNATIONAL GROUP INC.
                       --------------------------------
            (Exact name of registrant as specified in its charter)

                                   Delaware
                                   --------
                (State or other jurisdiction of incorporation)

                                    0-30587
                                    -------
                           (Commission File Number)

                                  23-3030650
                                  ----------
                     (I.R.S. Employer Identification No.)

        11863 Wimbledon Circle, #418, Wellington, Florida       33414
        -------------------------------------------------       -----
            (Address of principal executive offices)          (Zip Code)

      Registrant's telephone number, including area code:  (561) 389-6725
                                                           --------------

                   INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

(a) Previous Independent Auditors:

   (i) On May 29, 2003 Newport International Group Inc. (the "Company"), received a letter from Rachlin Cohen & Holtz LLP, its auditors, confirming that the client-auditor relationship between the Company and Rachlin Cohen & Holtz LLP had ceased. In addition, in a letter addressed to the Company's Board of Directors, Rachlin Cohen & Holtz LLP claimed that the Company's Form 10-QSB for the third quarter of the year ended December 31, 2002 and the first quarter of the year ended December 31, 2003 financial statements were not reviewed by Rachlin Cohen & Holtz LLP. In response, the Company filed amendments to the respective Form 10-QSB to correct the disclosure concerning the fact that the financial statements were not reviewed by Rachlin Cohen & Holtz LLP. The Company plans to have another independent certified public accounting firm conduct the required review at a practicable date.

   (ii) Rachlin Cohen & Holtz LLP issued its Report of Independent Public Accountants related to the Company's financial statements for two most recent fiscal years (2001 and 2002). Management of the Company is unaware of any disagreements with Rachlin Cohen & Holtz LLP related to any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure. For the two most recent fiscal years and any subsequent interim period through Rachlin Cohen & Holtz's resignation on May 29, 2003, there has been no disagreement between the Company and Rachlin Cohen & Holtz LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of Rachlin Cohen & Holtz LLP would have caused it to make a reference to the subject matter of the disagreement in connection with its reports.

   (iii) Rachlin Cohen & Holtz's report on the financial statements for either of the past two years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to audit scope or accounting principles. The report was modified for a going concern issue.

   (iv) The Company has requested that Rachlin Cohen & Holtz LLP furnish it with a letter addressed to the SEC stating whether it disagrees with the above statements. A copy of the letter to the SEC, dated June 9, 2003, is filed as Exhibit 99.2 to the Form 8-K/A.

(b) New Independent Accountants:

   (i) Due to the relatively short period of notice from Rachlin Cohen & Holtz LLP, the Board of Directors has not had an opportunity to consider the resignation. Management has had discussions with and intends to retain new independent accountants as soon as possible. The Company will confirm that prior to retaining the new independent auditor. The Company did not consult with such firm regarding (i) the application of accounting principles, (ii) the type of audit opinion that might be rendered by such Rachlin Cohen & Holtz or (iii) any other matter that was the subject of a disagreement between the Company and its former auditor as described in Item 304(a)(1)(iv) of Regulation S-B.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

EXHIBIT NUMBER      DESCRIPTION
--------------      -----------

    16.0 Letter to Rachlin Cohen & Holtz LLP dated May 30, 2003 (incorporated by reference from the Form 8-K of the Company dated June 3, 2003)

    99.0 Rachlin Cohen & Holtz LLP letter of resignation as principal independent accountant dated May 29, 2003 (incorporated by reference from the Form 8-K of the Company dated June 3, 2003)

    99.1 Rachlin Cohen & Holtz LLP letter to Securities and Exchange Commission dated June 2, 2003 (incorporated by reference from the Form 8-K of the Company dated June 3, 2003)

    99.2 Rachlin Cohen & Holtz LLP letter to Securities and Exchange Commission dated June 9, 2003; filed herewith.



                                  SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Company has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


NEWPORT INTERNATIONAL GROUP INC.
(Registrant)


By: /s/ Soloman Lam
    ----------------------------
Name: Soloman Lam
Title: President

Date: June 10, 2003